                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 SG COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                CHAIRMAN'S LETTER


                                                                 August 5, 1998

Dear SG Cowen Funds Shareholder:

A combined Special Meeting of Shareholders (the "Meeting") of all seven SG Cowen Funds will be held on September 17, 1998 to consider primarily the approval of new investment advisory agreements between each of the Funds and SG Cowen Securities Corporation. Shareholders of record as of July 21, 1998 will be eligible to vote at the Meeting.

Approval of these new advisory agreements is required as a result of Societe Generale's acquisition of Cowen & Company ("Cowen"), the former investment adviser to the Funds, which included Cowen's prior investment advisory agreements. Cowen's asset management business has been transferred to SG Cowen Securities Corporation ("SG Cowen"), a subsidiary of Societe Generale. SG Cowen has acted as the new investment adviser to the Funds since the acquisition and will continue to serve in this capacity if the new advisory agreements are approved by each Fund's shareholders.

You should be aware of the following:

- Advisory fee rates charged to the Funds under the new advisory agreements will be identical to the fees charged under the prior advisory agreements.

- SG Cowen has agreed to manage the Funds in strict accordance with each Fund's investment objective, policies and restrictions as set forth in their respective prospectuses and statements of additional information.

- The Board of Directors of each Fund recommends that shareholders vote "FOR" approval of the new advisory agreements.

- Not voting your proxy will have the same effect as a vote "AGAINST" the approval of the new advisory agreements.

Please sign and mail the enclosed proxy cards as soon as possible. If you are a shareholder of more than one SG Cowen Fund, please sign and mail an enclosed proxy card for each of those Funds. If you have questions about the new advisory agreements or about voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885.

                             On behalf of the Boards of Directors of each Fund,

                             Sincerely,

                             / sig cut /

                             Joseph M. Cohen
                             Chairman

                       SG COWEN INCOME + GROWTH FUND, INC.
                       SG COWEN STANDBY RESERVE FUND, INC.
                 SG COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.
         SG COWEN LARGE CAP VALUE FUND (of SG Cowen Series Funds, Inc.)
        SG COWEN INTERMEDIATE FIXED INCOME FUND (of SG Cowen Funds, Inc.)
          SG COWEN GOVERNMENT SECURITIES FUND (of SG Cowen Funds, Inc.)
               SG COWEN OPPORTUNITY FUND (of SG Cowen Funds, Inc.)
                              --------------------


            Notice Of The Combined Special Meeting Of Shareholders ^
           -----------------------------------------------------------
                          To Be Held September 17, 1998
                              --------------------

         The combined special meeting of shareholders of each of the funds or series of a fund listed above (each a "Fund," and collectively, the "Funds") will be held at the offices of the Funds, Financial Square, New York, New York 10005 on September 17, 1998 commencing at 11:00 a.m. (the "Special Meeting"). The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated in the table below and more fully described under the corresponding Proposals in the accompanying joint proxy statement, and such other matters as may properly come before the meetings or any adjournments thereof:

PROPOSAL I:            To consider the approval of new investment advisory
                       agreements between each of the Funds and SG Cowen
                       Securities Corporation
PROPOSAL II:           To consider the ratification of the selection of Ernst
                       & Young LLP as independent public accountants for the Funds

         The close of business on July 21, 1998 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.


         This notice and related proxy material are first being mailed to shareholders on or about August ^ 5, 1998. This proxy is being solicited on behalf of the Board of Directors of each Fund.

                               By Order of the Board of Directors of each Fund,

                                       Rodd M. Baxter
                                             ^ Secretary

New York, N.Y.
--------------
August 5, 1998
--------------


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES.

                      ^ SG COWEN INCOME + GROWTH FUND, INC.
                       SG COWEN STANDBY RESERVE FUND, INC.
                 SG COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.
         SG COWEN LARGE CAP VALUE FUND (of SG Cowen Series Funds, Inc.)
        SG COWEN INTERMEDIATE FIXED INCOME FUND (of SG Cowen Funds, Inc.)
          SG COWEN GOVERNMENT SECURITIES FUND (of SG Cowen Funds, Inc.)
               SG COWEN OPPORTUNITY FUND (of SG Cowen Funds, Inc.)

                                Financial Square
                            New York, New York 10005

                               -------------------

                     JOINT PROXY STATEMENT FOR THE COMBINED
                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held September 17, 1998

                              --------------------

         This joint proxy statement ("Joint Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors (each a "Board" and collectively the "Boards") of SG Cowen Income + Growth Fund, Inc. (the "Income + Growth Fund"), SG Cowen Standby Reserve Fund, Inc. (the "Standby Fund"), SG Cowen Standby Tax-Exempt Reserve Fund, Inc. (the "Tax-Exempt Fund"), SG Cowen Large Cap Value Fund (the "Large Cap Fund) (a separate series of SG Cowen Series Funds, Inc.), SG Cowen Intermediate Fixed Income Fund (the "Income Fund"), SG Cowen Government Securities Fund (the "Government Fund") and SG Cowen Opportunity Fund (the "Opportunity Fund") (the latter three Funds each being a separate series of SG Cowen Funds, Inc.) (each a "Fund," and collectively, the "Funds") for use at the combined special meeting of the respective shareholders of each Fund to be held at the offices of the Funds, Financial Square, New York, New York 10005 on September 17, 1998, at 11:00 a.m. (the "Special Meeting") and at any adjournments of the Special Meeting. This Joint Proxy Statement ^, accompanying proxy card or cards ("Proxy") ^, and voting by telephone instructions are expected to be mailed to shareholders on or about August ^ 5, 1998.

         The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated in the table below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meetings or any adjournments thereof:

PROPOSAL I:    To consider the approval of new investment advisory agreements between each of the Funds and SG Cowen Securities Corporation
PROPOSAL II:   To consider the ratification of the selection of  Ernst &
               Young LLP as independent public accountants for the Funds

         A Notice of the Special Meeting of shareholders and Proxy accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material,

(b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares,
(c) payment of MacKenzie Partners, Inc. for its services in soliciting Proxies (approximately $35,000), and (d) supplementary solicitations to submit Proxies, will be borne by SG Cowen Securities Corporation.

         The Annual Report of each Fund containing audited financial statements for the fiscal year ended September 30, 1997 (the Standby Fund and the Tax-Exempt Fund only) or November 30, 1997 (all other Funds) and the Semi-Annual Report of each Fund (collectively, the "Reports") have previously been furnished to the shareholders of the respective Funds. An additional copy of each Report will be furnished without charge upon request by writing to the Funds at the address set forth on the cover of this Joint Proxy Statement or by calling 1-800-262-7116.

         If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

         In the event that a quorum is present at the Special Meeting with respect to a Fund but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by Proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

         Shareholders of record at the close of business on July 21, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

                                                                     Shares

     Income + Growth Fund....................................      4,816,465 ^
     Standby Fund............................................  1,486,119,560 ^
     Tax-Exempt Fund ........................................    194,060,532 ^
     Large Cap Fund..........................................      1,479,245 ^
     Income Fund.............................................      1,006,095 ^
     Government Fund.........................................        186,715 ^
     Opportunity Fund........................................      6,400,770 ^

Information regarding the beneficial ownership of the Funds' shares, as of July 21, 1998, by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund is set forth in Schedule A to this Joint Proxy Statement. The officers and directors collectively own less than 1% of each Fund's outstanding shares.

         This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a Proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Therefore, it is essential that shareholders complete, date, sign and return each enclosed Proxy.

         In order that your shares may be represented, you are requested to:

         -  indicate your instructions on the Proxy or Proxies;
         -  date and sign
         - the Proxy or Proxies; mail the Proxy or Proxies promptly in the enclosed envelope; and
         - allow sufficient time for the Proxy or Proxies to be received before the commencement of the Special Meeting on September 17, 1998.

           PROPOSAL I:^ APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
                 BETWEEN EACH OF THE FUNDS AND THE "NEW ADVISER"

Background

         The Funds. Each of the Income + Growth Fund, the Standby Fund, the Tax-Exempt Fund, SG Cowen Series Funds, Inc. and SG Cowen Funds, Inc. is a registered management investment company organized under the laws of the State of Maryland. The Large Cap Value Fund is a separate series of SG Cowen Series Funds, Inc. and the Income Fund, the Government Fund and the Opportunity Fund are each separate series of SG Cowen Funds, Inc. SG Cowen Securities Corporation, located at Financial Square, New York, N.Y. 10005, serves as the current investment adviser of each Fund. Funds ^ Distributor,

Inc., located at 60 State Street, Suite 1300, Boston, MA 02109, serves as each Fund's principal underwriter. For the fiscal year ended November 30, 1997, the Opportunity Fund paid $245 in commissions to Cowen & Company, an "affiliated broker" of the Fund (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Such amount constituted .03% of the Fund's aggregate commissions paid for that year.

         The Prior Advisory Agreements. Prior to July 1, 1998, Cowen & Company (the "Prior Adviser"), through its asset management division, Cowen Asset Management, served as investment adviser to each of the Funds pursuant to separate investment advisory agreements with the Funds (the "Prior Advisory Agreements"). The Prior Advisory Agreements with respect to the Opportunity Fund, dated May 9, 1994, and the Government Fund and the Income Fund, each dated July 11, 1994, were initially approved by the applicable Fund's Board, including a majority of the directors who are not "interested persons" of the Fund (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Directors"), on February 3, 1994, and were last renewed by vote of the Board on November 13, 1997. The Prior Advisory Agreements with respect to the Income + Growth Fund and the Tax-Exempt Fund, each dated March 29, 1991, were initially approved by the applicable Fund's Board, including a majority of the Independent Directors, on November 15, 1990, and were last renewed by vote of the Board on November 13, 1997. The Prior Advisory Agreement with respect to the Large Cap Fund, dated November 14, 1997, was initially approved by the Fund's Board, including a majority of the Independent Directors, on November 13, 1997. The Prior Advisory Agreement with respect to the Standby Fund, dated June 1, 1998, was initially approved by the Fund's Board, including a majority of the Independent Directors, with a reduced advisory fee structure on May 21, 1998. The Prior Advisory Agreements for the Income + Growth Fund, the Income Fund, the Government Fund and the Opportunity Fund were last submitted for approval by the respective shareholders of the Funds on April 19, 1994.

         For the fiscal year ended November 30, 1997, the Income + Growth Fund and the Opportunity Fund paid the Prior Adviser $509,586 and $981,026, respectively, for services rendered pursuant to the applicable Prior Advisory Agreements. For the fiscal year ended September 30, 1997, the Standby Fund and the Tax-Exempt Fund paid the Prior Adviser $6,144,043 and ^ $724,399, respectively, for services rendered pursuant to the applicable Prior Advisory Agreements. The Prior Adviser waived all investment advisory fees payable by the Income Fund and the Government Fund for services rendered pursuant to the applicable Prior Advisory Agreements for the fiscal year ended November 30, 1997.

         The Acquisition. On July 1, 1998, pursuant to an Acquisition Agreement totaling $540 million, dated as of February 22, 1998, by and among the Prior Adviser and Cowen Incorporated, the general partner of the Prior Adviser (collectively, "Cowen"), and Societe Generale, a banking corporation organized under the laws of France ("SG"), SG purchased certain assets, including the Prior Advisory Agreements, and assumed certain liabilities of Cowen (the "Acquisition"). Under the terms of the Acquisition, the Prior Adviser's business was transferred to Societe Generale Securities Corporation ("SGSC"), a subsidiary of SG, and SGSC was renamed SG Cowen Securities Corporation (the "New Adviser").

         Impact of the Acquisition on the Prior Advisory Agreements. Section 15(a) of the 1940 Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered  company . . . ." Section 15(a)(4) of the 1940 Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the 1940 Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

         As discussed above, under the terms of the Acquisition, Cowen transferred certain of its assets, including the Prior Advisory Agreements, to SG. As such, the Acquisition resulted in an "assignment" of the Prior Advisory Agreements within the meaning of Section 2(a)(4) of the 1940 Act, terminating such agreements according to their respective terms and the 1940 Act as of July 1, 1998.

         On June 16, 1998, Cowen & Company and SGSC were granted an exemptive order (the "Exemptive Order") by the Securities and Exchange Commission pursuant to which new investment advisory agreements between each of the Funds and the New Adviser (the "New Advisory Agreements") were permitted to be implemented without shareholder approval beginning on July 1, 1998 and continuing, for a period of up to 150 days, through the date on which each of the New Advisory Agreements are approved or disapproved by the respective shareholders of each Fund. Under the terms of the Exemptive Order, the New Adviser was allowed to receive advisory fees pursuant to the New Advisory Agreements, provided that such fees would be held in escrow pending shareholder approval of the New Advisory Agreements. In accordance with the Exemptive Order, the advisory fees paid by the Funds to the New Adviser under the New Advisory Agreements have been held in escrow, and the Funds expect to continue to deposit such fees in escrow until approval of the New Advisory Agreements by the respective shareholders of the Funds has been obtained.

         Shareholders of the Funds are not being asked to approve or disapprove the Acquisition; rather, they are being asked under this Proposal to approve and continue the New Advisory Agreements for the Funds. Other than identification of the New Adviser, and the execution and termination dates of the agreements, the New Advisory Agreements (which have been in effect since July 1, 1998) are identical in ^ all material respects to the Prior Advisory Agreements. The advisory fee rate charged to the Funds under the Prior Advisory Agreements have continued to apply under the New Advisory Agreements. In addition, the Funds can expect to continue to receive the same level of services under the New Advisory Agreements as they received under the Prior Advisory Agreements. The New Adviser does not anticipate any changes, nor have there been any changes, in the investment management personnel who currently provide investment advisory services to the Funds under the New Advisory Agreements as compared to the personnel who provided investment advisory services to the Funds under the Prior Advisory Agreements.

The New Advisory Agreements

         Each of the New Advisory Agreements, a form of which is attached to this Joint Proxy Statement as Exhibit A, became effective as of July 1, 1998, the date of the consummation of the Acquisition. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date (unless sooner terminated), and thereafter shall continue in effect so long as its continuance is specifically approved at least annually by (i) the Board of the applicable Fund or (ii) a vote of a majority of the applicable Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. All of the terms and provisions of the New Advisory Agreements, other than identification of the New Adviser, the effective date and termination date, are the same as those of the Prior Advisory Agreements.

         Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, the New Adviser has agreed to furnish the Funds with investment advisory services in connection with a continuous investment program for the Funds, which is to be managed in accordance with the investment objective, policies and restrictions of the Funds as set forth in each Fund's respective Prospectus and Statement of Additional Information and in accordance with each Fund's respective Articles of Incorporation and By-laws. Subject to the supervision and control of the Boards, the New Adviser has agreed to (a) act in strict conformity with the Funds' Articles of Incorporation and By-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (b) manage the portfolio of the Funds in accordance with the Funds' investment objectives, policies and restrictions, as stated in the Funds' Prospectuses and Statements of Additional Information as amended from time to time, (c) make general investment decisions for the Funds, including decisions concerning (i) the specific types of securities to be held by the Funds and the proportion of the Funds' assets that should be allocated to such investments during particular market cycles and (ii) the specific issuers whose securities will be purchased or sold by the Funds, and (d) supply administrative, clerical and professional support and general assistance in all aspects of the Funds' operations. In providing these services, the New Adviser will supervise the Funds' investments generally and conduct a continual program of evaluation of the Funds' assets. Under the New Advisory Agreements, as under the Prior Advisory Agreements, the New Adviser will keep the Funds informed of developments materially affecting the Funds' investments, and will, on its own initiative, furnish the Funds from time to time with whatever information the New Adviser believes is appropriate for this purpose.

         The advisory fee rate charged to the Funds under the New Advisory Agreements is identical to the advisory fee rate charged under the Prior Advisory Agreements. Under the New Advisory Agreements, the New Adviser is paid a monthly fee, calculated daily, at the annual rates set forth below:

         Fund                                      Rate
         ----                                      -----

         The Income + Growth Fund             .75 of 1.00%

         The Standby Fund                     .50  of 1.00% of assets not in
                                              excess of $1.5 billion; .475 of
                                              1.00% of assets over $1.5 billion
                                              but not in excess of $2.5 billion;
                                              and .45 of 1.00% of assets over
                                              $2.5 billion

         The Tax-Exempt Fund                 .50 of 1.00%

         The Large Cap Fund                  .75 of 1.00%

         The Income Fund                     .50 of 1.00%

         The Government Fund                 .60 of 1.00%

         The Opportunity Fund                .90 of 1.00%

         Under the New Advisory Agreements, the New Adviser shall exercise its best judgment in rendering its advisory services. The New Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the New Adviser against any liability to the Funds or to its shareholders to which the New Adviser could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the New Adviser's reckless disregard of its obligations and duties under the New Advisory Agreements.

         If approved, each New Advisory Agreement will remain in effect for an initial two year term (unless sooner terminated), and thereafter shall continue in effect so long as its continuance is specifically approved at least annually by (i) the Board of the applicable Fund or (ii) a vote of a majority of the applicable Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Like the Prior Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the shareholders of the Fund (as defined in the 1940 Act) or upon 90 days' written notice by the New Adviser.

         The New Adviser now acts and will continue to act as investment adviser to fiduciary and other managed accounts and as investment manager, investment adviser, sub-investment adviser and/or administrator to one or more other investment companies, and the Funds have no objection to the New Adviser so acting. In addition, the New Adviser is obligated to pay certain expenses associated with providing the services contemplated by the New Advisory Agreements. The Funds bear certain other expenses including compensation of, and office space for, its officers and employees and the fees of the Boards. The Funds pay any extraordinary expenses incurred.

The New Adviser

         The New Adviser, a corporation organized under the laws of the State of New York, is an investment adviser registered under the Advisers Act, a broker-dealer registered under the Exchange Act and a member of several U.S. stock exchanges, the National Association of Securities Dealers, Inc. and the Securities Investors Protection Corporation. The New Adviser is a wholly-owned subsidiary of SG which is located at Tour Societe Generale, 17 Cours Valmy, 92972 Paris - La Defense, France. SG, an international banking corporation organized under the laws of France, is among the largest banks in the world with offices in over 80 countries. SG also operates a separate investment management subsidiary in the U.S. (Societe Generale Asset Management Corp., located at 1221 Avenue of the Americas, New York, New York 10020) which advises the SoGen International Fund, Inc. and the SoGen Funds, Inc. SG has no present intention to merge the investment management business of Societe Generale Asset Management Corp. with that of the New Adviser. The New Adviser serves as the U.S. investment banking and securities underwriting, dealing and brokerage arm of SG, and provides full-service execution, clearing, deal structuring and administrative services for its customer base, which is widely distributed across Europe and the United States. The New Adviser is involved in a broad range of financial services, including corporate underwriting and strategic advisory services, institutional sales and trading coverage, industry research and asset management.

         The names, titles and principal occupations of the current directors and executive officers of the New Adviser are set forth below. Except as indicated, the business address of the individuals and entities named below is Financial Square, New York, N.Y. 10005.

         Mr. Joseph M. Cohen is a Director and Chairman of the Board of the New Adviser. Mr. Cohen's principal occupation is to serve as the Chairman of the Board of the New Adviser.

         Mr. Curtis Welling is the Chief Executive Officer and President of the New Adviser. Mr. Welling's principal occupation is to serve as the Chief Executive Officer and President of the New Adviser.

         Mr. James Kelly is the Chief Operating Officer of the New Adviser. Mr. Kelly's principal occupation is to serve as the Chief Operating Officer of the New Adviser.

         Mr. Ray Moran is the Senior Managing Director of the New Adviser. Mr. Moran's principal occupation is to serve as the Senior Managing Director of the New Adviser.

         Mr. James M. Walsh is a Director of the New Adviser. Mr. Walsh's principal occupation is to serve as the Head of the Private Client and Industry Services Group of the New Adviser.

         Mr. Jacques Bouhet is a Director of the New Adviser. Mr. Bouhet's principal occupation is to serve as the Deputy Chief Executive Officer, International & Finance Division and a member of the Management Committee of SG.

         Mr. Jean-Bernard  Guillebert is a Director of the New Adviser.
Mr. Guillebert's principal occupation is to serve as the Counselor to the President of SG.

         Mr. Jean Huet is a Director of the New Adviser. Mr. Huet's principal occupation is to serve as the Chief Executive Officer of SG Americas and a member of the Management Committee of SG.

         Mr. Alain Joyet is a Director of the New Adviser. Mr. Joyet's principal occupation is to serve as President of SG (Canada) Montreal.

         Mr. Gerald Lacaze is a Director of the New Adviser. Mr. Lacaze's principal occupation is to serve as a Deputy Director of SG.

         Mr. Robert Le Roux is a Director of the New Adviser. Mr. Le Roux's principal occupation is to serve as a Director of SG.

         Mr. Jean-Paul Oudet is a Director of the New Adviser. Mr. Oudet's principal occupation is to serve as a Director of SG and a member of the Management Committee of SG.

         Mr. Yves Tuloup is a Director of the New Adviser. Mr. Tuloup's principal occupation is to serve as the Chief Executive Officer of the International & Finance Division of SG and a member of the Management Committee of SG.

         The officers and directors of each Fund, other than James H. Carey, Peter P. ^ Gil, Martin J. Gruber and Burton J. Weiss, are either officers, directors or employees of the New Adviser.

         Prior to the Acquisition, Joseph M. Cohen, a Director of each Fund, was Chairman of the Board of Directors and a principal shareholder of Cowen, and a limited partner of Cowen & Company. Creighton H. Peet and Gerald Kaminsky, who until May 20, 1998 were Directors of the Cowen Standby Reserve Fund, Inc. and the Cowen Standby Tax-Exempt Reserve Fund, Inc. (now, the "Standby Fund" and the "Tax Exempt Fund," respectively), were shareholders of Cowen and limited partners of Cowen & Company prior to the Acquisition.

Section 15(f) of the 1940 Act

         Section 15 of the 1940 Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.


         First, no "unfair burden" may be imposed on the Funds as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two year period after the change in control whereby the New Adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of the New Adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Funds or their respective shareholders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the Funds (other than fees for bona fide brokerage and principal underwriting services). The ^ New Adviser has advised the Boards that it is not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Funds.

         The second condition is that, during the three year period immediately following the Acquisition, at least 75% of the members of the Boards of the Funds must not be "interested persons" (as defined in the 1940 Act) of the New Adviser (after the Acquisition) or the Prior Adviser within the meaning of the 1940 Act. Since the Acquisition, 75% of the directors of the Funds are not "interested persons" of the New Adviser or the Prior Adviser.

Recommendation of the Boards

         At a meeting of the Boards held on May 21, 1998 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Boards, including the Independent Directors, unanimously approved the New Advisory Agreements. In reaching this conclusion, the Boards obtained from the New Adviser such information as they deemed reasonably necessary to approve the New Adviser as investment adviser to the Funds and considered a number of factors, including, among other things, the continuity of the management of the Funds after the Acquisition; the continuity of personnel from the Prior Adviser to the New Adviser; the nature, scope and quality of services that the New Adviser will provide to the Funds; the quality of the personnel of the New Adviser; the New Adviser's commitment to continue to provide such services in the future; the maintenance of the identical advisory fee rate that was incorporated in the Prior Advisory Agreements; the materially and substantively identical nature of the Prior Advisory Agreements and New Advisory Agreements; and the potential impact of the Acquisition on the foregoing.


         ^ Because the New Advisory Agreements are identical in all material respects to the Prior Advisory Agreements (other than the identification of the New Adviser and the execution and termination dates of the agreements) and the advisory fee rate charged to the Funds under the Prior Advisory Agreements have continued to apply under the New Advisory Agreements, the Boards determined that the New Advisory Agreements are fair and reasonable and in the best interest of the Funds and their respective shareholders. Therefore, after careful consideration, the Board of each Fund, including the Independent Directors, recommends that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in this Proposal. If the New Advisory Agreements are approved by the shareholders, such approval will ratify the approval by the Boards on May 21, 1998.

Vote Required

         Approval of each New Advisory Agreement requires the affirmative vote of a "majority" of the outstanding shares of the applicable Fund. "Majority" (as defined in the 1940 Act) means the lesser of (a) 67% or more of the shares of the applicable Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the applicable Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on approval of this Proposal.

         If the New Advisory Agreements are approved by the Funds' respective shareholders, each agreement will terminate two years after its effective date absent annual continuance. If a New Advisory Agreement is not approved at the Special Meeting, the advisory fees held in escrow with respect to such agreement will be paid over to the applicable Fund and the Fund's Board will consider appropriate action.

          THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS,
              RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL
              OF PROPOSAL I. ANY UNMARKED PROXIES WILL BE SO VOTED.

        PROPOSAL II:^ RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                 AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS

         The second Proposal to be submitted at the Special Meeting is the ratification or rejection of the selection by the Boards of Ernst & Young LLP as independent public accountants for the Funds for the current fiscal year. At a meeting held on May 21, 1998, the Board of each Fund, including the Independent Directors, approved the selection of Ernst & Young LLP as independent public accountants for the Funds for the current fiscal year. Ernst & Young LLP has served as independent public accountants for each of the Funds since commencement of the Funds' respective operations and has informed the Funds that it has no material direct or indirect financial interest in any Fund. A representative of Ernst & Young LLP will be available by telephone at the Special Meeting and will be available to respond to appropriate questions.

Vote Required

         Ratification of the selection of Ernst & Young LLP as independent public accountants for the Funds requires the affirmative vote of a "majority" of each Fund (as defined under Proposal I above).

     THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
         THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

            OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING;
                              SHAREHOLDER PROPOSALS

         The Boards are not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

         The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the respective Fund, as appropriate, at the address set forth on the cover of this Joint Proxy Statement. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the applicable Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

       SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN
           THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By Order of each Board of Directors,

                                                  Rodd M. Baxter
                                                       ^ Secretary
August ^ 5, 1998



THE BOARD OF DIRECTORS OF EACH FUND HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                  SCHEDULE A

                          OWNERS OF MORE THAN 5% OF THE
                    OUTSTANDING SHARES OF A CLASS OF THE FUND

                              INCOME + GROWTH FUND

^

Class B Shares

Silicon Valley Bank F/B/O Eli Porat, located at 3003 Tasman Drive Santa Clara, CA 95054-1191, Attn: Herman White Sr., beneficially owns 14,486 Class B shares which total 5.78% of the outstanding Class B shares of the Income + Growth Fund.

Class I Shares

*Guadi & Co., located at c/o Bankers Trust Co., PO Box 9005, Church Street Station, New York, NY 10006, Attn: Maria Martinez, owns 54,964 Class I shares which total 10.17% of the outstanding Class I shares of the Income + Growth Fund.

*Batrus & Co. located at c/o Bankers Trust Co., PO Box 9005 Mail Stop 2174, Church Street Station, New York, NY 10008 , Attn: Maria Martinez, owns 57,238 Class I shares which total 10.59% of the outstanding Class I shares of the Income + Growth Fund.

*Eure & Co., located at c/o Strong Retirement Plan Services, PO Box 1408, Milwaukee, WI 53201-1408, Attn: 401(K) Administration, owns 320,626 Class I shares which total 59.34% of the outstanding Class I shares of the Income + Growth Fund.





------------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                 LARGE CAP FUND
                                 --------------

Class B Shares

Thomas E. Peeling, Ind. Ret. Acct., Cowen & Co. Cust., located at 28509
Lincoln Rd., Bay Village, OH 44140-1952 beneficially owns 1,448 Class B shares which total 11.93% of the outstanding Class B shares of the Large Cap Fund.

FEDCOMP Inc., located at 10300 Eaton Place, Ste. 330, Fairfax, VA 22030-2239 beneficially owns 11,352 Class B shares which total 68.77% of the outstanding Class B shares of the Large Cap Fund.

Renee Lauria & Alana Lauria, CO-TTEES, Two Sisters Trust U/A DTD 5/5/88, located at 20 Felsmere Ave., Stoneham, MA 02180-1454 beneficially own 1,262 Class B shares which total 10.39% of the outstanding Class B shares of the Large Cap Fund.

Class I Shares

*Emre & Co., located at c/o Strong Retirement Plan Services, PO Box 1408, Milwaukee, WI 53201-1408, Attn: 401(K) Administration, owns 103,152 Class I shares which total 89.04% of the Large Cap Fund. ^









------------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                  ^ INCOME FUND

^ Class B Shares

Barbara B. Enfield, located at 501 Latane Drive, Richmond, VA 23238-4102, beneficially owns 9,415 Class B shares which total 17.48% of the outstanding Class B shares of the Income Fund.

Celia R. Klein, located at 215 Beaumont St., Brooklyn, NY 11235-4120, beneficially owns 24,859 Class B shares which total 46.34% of the outstanding Class B shares of the Income Fund.

*Donaldson Lufkin Jenrette Securities Corporation Inc., located at PO Box 2052 Jersey City, NJ 07303-2052, owns 5,725 Class B shares which total 10.63% of the outstanding Class B shares of the Income Fund.

Class I Shares

*Caponegro Urological Assoc. Pension Trust, located at 1 Toms Point Lane - Apt 17B, Building #B, Port Washington, NY 11050-2101, owns 3,837 Class I shares which total 5.17% of the outstanding Class I shares of the Income Fund.

Tripp Diedrichs TTEE For The 1994 Revocable TR UAD 5/6/94, FBO Betty Hittenberger, located at 2828 Pierce Street, San Francisco, CA 94120-3819, beneficially owns 6,481 Class I shares which total 8.74% of the outstanding Class I shares of the Income Fund.

Doris J. Folberg TTEE, FBO Folberg Family Trust C, Exempt U/A DTD 11/3/83, located at 13 Gateway Plaza, San Francisco, CA 94111-2011, beneficially owns 5,867 Class I shares which total 7.91% of the outstanding Class I shares of the Income Fund.

Guarantee & Trust Co. TTEE, FBO Albert R. Olds Jr. - IRA, located at 1B408 Cotton Ct., Castro Valley, CA 94552-1808, beneficially owns 4,589 Class I shares which total 6.18% of the outstanding Class I shares of the Income Fund.

Guarantee & Trust Co. TTEE, FBO Christopher Walsh P/ADM, located at 735 Washington St., Wellesley, MA 02181-5742, beneficially owns 6,427 Class I shares which total 8.66% of the outstanding Class I shares of the Income Fund.

Valerie N. Solomon, 20 Pine Tree Lane, Albany, NY 12208-1604, beneficially owns 4,281 Class I shares which total 5.77% of the outstanding Class I shares of the Income Fund.

Carl Ritson & Diane Y. Ritson JT TEN, located at 1537 Montellano Drive, San Jose, CA 95120-4803, beneficially own 5,556 Class I shares of which total 7.49% of the outstanding Class I shares of the Income Fund.

William Schoen, Ind Ret Acct. Cowen & Co. Cust. located at 18041 SW Cardinal Drive, Lake Oswego, OR 97034-6641, beneficially owns 10,962 Class I shares which total 14.77% of the outstanding Class I shares of the Income Fund.



------------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                 GOVERNMENT FUND
                                 ---------------

Class A Shares

Emily H. Layne Fam. Limited Partn., Joseph H. McGee III Gen. Partn., located at 1901 Briarcliff Road, Richmond, VA 23225-2307, beneficially owns 12,882 Class A shares which total 7.17% of the outstanding Class A shares of the Government Fund.


Class I Shares

Salvatore F. Cimbolo, Jr., Ind. Ret. Acct. Cowen & Co. Cust., located at 2241 Sacramento St. #3, San Francisco, CA 94115-2326, beneficially owns 660 Class I shares which total 9.42% of the outstanding Class I shares of the Government Fund.

Judith Love Cimbolo, Ind. Ret. Acct. Cowen & Co. Cust., located at 2241 Sacramento St. #3, San Francisco, CA 94115-2326, beneficially owns 660 Class I shares which total 9.42% of the outstanding Class I shares of the Government Fund.

* Pump Services Profit Sharing Trust DTD 01/01/82, located at 303 State Street, North Haven, CT 06473-2131, Attn: John Namnoum, Controller, owns 5,074 Class I shares which total 72.44% of the outstanding Class I shares of the Government Fund

*National Home Health Care 401K Plan, located at 700 White Plains Road, Suite 363, Scarsdale, NY 10583-5013, Attn: Robert Heller, Treasurer, owns 586 Class I Shares which total 8.37% of the outstanding Class I shares of the Government Fund.








------------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.



<

                                OPPORTUNITY FUND
                                ----------------

Class A Shares

*Citizens Holding Corporation, located 530 Atlantic Avenue, Boston, MA 02210-2218, Attn: Joseph Moran, III, owns 288,399 Class A shares which total 8.95% of the outstanding Class A shares of the Opportunity Fund.

Class B Shares

Stanley Levine Fixed Income Account, located at 17071 White Haven Drive, Boca Raton, FL 33496-5922, beneficially owns 39,480 Class B shares which total 5.48% of the outstanding Class B shares of the Opportunity Fund.


Class I Shares

*Bank of New York TTEE For JT Comm Accreditation HC Org. Ret.
Plan/20-201-3500523 Ret. Pl/Attn. Sandy Szajkovics, located at One Renaissance Boulevard, Oakbrook Terrace, IL 60181-4294, owns 133,088 Class I shares which total 5.41% of the outstanding Class I shares of the Opportunity Fund.

*Joint Commission Operating Fnd., located at One Renaissance Boulevard, Oakbrook Terrace, IL 60181-4294, Attn: Sandy Szajkovics, owns 231,468 Class I shares which total 9.41% of the outstanding Class I shares of the Opportunity Fund.

*EMRE & Co., c/o Strong Retirement Plan Services, located at PO Box 1408, Milwaukee, WI 53201-1408, Attn: 401(K) Administration, owns 544,042 Class I shares which total 22.13% of the outstanding Class I shares of the Opportunity Fund.

*MAC & Co., A/C APPF8520082, located at P. O. Box 3198, Pittsburgh, PA 15230-3198, owns 541,834 Class I shares which total 22.04% of the outstanding Class I shares of the Opportunity Fund.

* VMMC Retirement Plan, Webster Trust Company NA, Attn: Trust Operations, located at 450 Main Street, New Britain, CT 06051-1810 owns 161,597 Class I shares which total 6.57% of the outstanding Class I shares of the Opportunity Fund.

*Charles Schwab & Co. Inc., Special Custody Acct. For the Exclusive Benefit of Customers, located at 101 Montgomery Street, San Francisco, CA 94104-4122,
Attn: Mutual Funds, owns 505,714 Class I shares which total 20.57% of the outstanding Class I shares of the Opportunity Fund.





------------------

* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                                  [PROXY CARD]


                                    SG COWEN

    PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1998

     The undersigned owner of Common Stock of the SG Cowen Fund indicated on the reverse side of this card hereby instructs David R. Sarns and Rodd M. Baxter (Proxies), and each of them, with full power of substitution, to vote the shares of the Common Stock which the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., local time, on September 17, 1998 at Financial Square, New York, NY 10005 and at any adjournment thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and to the Proxies' discretion, upon such matters as may properly come before the meeting or any adjournment thereof.

     Please vote, sign and date this voting instruction and return it in the enclosed envelope.

     These voting instructions will be voted as specified. If no specification is made for any proposal, this voting instruction will be voted FOR such proposal.
-------------------------------------------------------------------------------
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?  IF YES, PLEASE NOTE NEW ADDRESS BELOW.

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

                                 [REVERSE SIDE]

     PLEASE MARK VOTES
     AS IN THIS EXAMPLE

      * THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED *

___________________________           THE BOARD OF DIRECTORS RECOMMENDS
                                           A VOTE FOR PROPOSALS 1 AND 2.
     SG COWEN [ ] FUND

___________________________                            For    Against    Abstain
                                                       [ ]     [ ]         [ ]
Account Number:               1)    To approve or disapprove a new
Shares:                             Investment Advisory Agreement
Control Number:                     between the Fund and SG Cowen
Tax ID Number:                      Securities Corporation.

                                                       For    Against    Abstain
                                                       [ ]     [ ]         [ ]
                              2)    To ratify the selection of Ernst &
                                    Young LLP as independent public
                                    accountants for the Fund.
                                                       For    Against    Abstain
                                                       [ ]     [ ]         [ ]
                              3)    To transact such other
                                    business as may properly
                                    come before the Meeting
                                    or any adjournment
                                    thereof.

                                          Mark box at right if an          [ ]
                                          address change has been
                                          noted on the reverse
                                          side of this card.

                                             This voting instruction card shall
                                             be signed exactly as your name(s)
Please be sure to sign and date this         appear(s) hereon.  If signing as an
Voting Instruction Card.  Date               attorney, executor, guardian or
                                             other repesentative capacity or as
                                             an officer of a corporation, please
                                             add titles as such.


------------------------------------
Shareholder sign here

--------------------------------------------------------------------------------
                                VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE

 Available to stockholders in the United States and Canada. All other stockholders should vote by returning their proxy cards.
 1. Dial 1-800  ___-____ as shown in the lower left-hand corner of this form.
 2. When prompted, enter the Control Number located in the upper left-hand corner of your proxy card.
 3. Vote you shares as follows:

                        Option #1:  To vote as the Board of
                                    Directors recommends on ALL
                                    proposals, Press 1. When asked,
                                    please confirm your vote by pressing 1.

                        Option #2: If you choose to vote on each proposal
                                   separately, Press 0. You will hear these instructions: Proposal 1: To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0 The instructions are the same for all proposals. When asked, please confirm your vote by pressing 1.

--------------------------------------------------------------------------------
           PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED BY PHONE.
--------------------------------------------------------------------------------

Call "Toll Free" On a Touch Tone Telephone
1-800-___-____ ANYTIME
There is NO CHARGE to you for this call.

--------------------------------------------------------------------------------